Exhibit 20.6

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - September 2007

Capital One Master Trust (COMT)

Series		COMT 1998-1
Size		$591 MM
Expected Maturity (Class A)		04/15/2008

Gross Monthly Payment Rate		17.89%
Delinquency Rate:	30 - 59 Days	1.36%
	60 - 89 Days	1.01%
	90 + Days	2.04%

Excess Spread Analysis

Series		COMT 1998-1
Portfolio Yield		21.80%
Weighted Average Coupon		6.81%
Servicing Fee Percentage		1.50%
Net Loss Rate		3.57%

Excess Spread Percentage
	Sep-07	9.92%
	Aug-07	10.89%
	Jul-07	8.63%
3-Month Average Excess Spread		9.81%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer of the Capital One Master Trust.

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - September 2007

Capital One Master Trust (COMT)

Series		COMT 2001-1	COMT 2001-6
Size		$1,200 MM	$1,300 MM
Expected Maturity (Class A)		2/15/2008	8/15/2008

Gross Monthly Payment Rate		17.89%	17.89%
Delinquency Rate:	30 - 59 Days	1.36%	1.36%
	60 - 89 Days	1.01%	1.01%
	90 + Days	2.04%	2.04%

Excess Spread Analysis

Series		COMT 2001-1	COMT 2001-6
Portfolio Yield		21.80%	21.80%
Weighted Average Coupon		6.21%	6.22%
Servicing Fee Percentage		2.00%	2.00%
Net Loss Rate		3.57%	3.57%

Excess Spread Percentage
	Sep-07	10.02%	10.01%
	Aug-07	11.52%	11.59%
	Jul-07	9.31%	9.30%
3-Month Average Excess Spread		10.28%	10.30%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer of the Capital One Master Trust.

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - September 2007

Capital One Master Trust (COMT)

Series		COMT 2002-1
Size		$1,000 MM
Expected Maturity (Class A)		1/15/2009

Gross Monthly Payment Rate		17.89%
Delinquency Rate:	30 - 59 Days	1.36%
	60 - 89 Days	1.01%
	90 + Days	2.04%

Excess Spread Analysis

Series		COMT 2002-1
Portfolio Yield		21.80%
Weighted Average Coupon		6.24%
Servicing Fee Percentage		2.00%
Net Loss Rate		3.57%

Excess Spread Percentage
	Sep-07	9.99%
	Aug-07	11.49%
	Jul-07	9.28%
3-Month Average Excess Spread		10.25%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer of Capital One Master Trust.